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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): June 29, 2000





                         DLJ MORTGAGE ACCEPTANCE CORP.
            (Exact name of registrant as specified in its charter)


          Delaware                       333-75921               13-3460894
----------------------------           -------------           --------------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                  File Number)         Identification No.)



   277 Park Avenue
  New York, New York                                                10172
--------------------------                                       ----------
  (Address of Principal                                          (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 892-3000
                                                   ----- --------
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Item 5.  Other Events.
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Filing of Certain Materials

         Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), DLJ Mortgage Acceptance Corp. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Mortgage Pass-Through Certificates, Series 2000-2 (the "Certificates").

Incorporation of Certain Documents by Reference

         The consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of December 31, 1999 and December 31, 1998, and for each of the three years in the period ended December 31, 1999, included in the Annual Report on Form 10-K of MBIA Inc. are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement for DLJ ABS Trust Series 2000-2, Mortgage Pass-Through Certificates, Series 2000-2, and shall be deemed to be part hereof and thereof.

         In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP
("PricewaterhouseCoopers") to the use of their name and the incorporation by reference of their report in the prospectus and the prospectus supplement relating to the issuance of the Certificates.

The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.1


___________________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated March 2, 2000 and the prospectus supplement dated June 28, 2000 (collectively, the "Prospectus"), of DLJ Mortgage Acceptance Corp., relating to its Mortgage Pass-Through Certificates, Series 2000-2.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1     Consent of PricewaterhouseCoopers LLP

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DLJ MORTGAGE ACCEPTANCE CORP.



                                       By:      /s/ Shannon Smith
                                                ------------------------------
                                                Name: Shannon Smith
                                                Title:  Senior Vice President

Dated:  June 30, 2000

Exhibit Index
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Exhibit                                                                    Page
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23.1              Consent of PricewaterhouseCoopers LLP

                                                                  EXHIBIT 23.1

                      Consent of Independent Accountants

         We consent to the incorporation by reference in the Prospectus Supplement of DLJ Mortgage Acceptance Corp., relating to DLJ ABS Trust Series 2000-2 Mortgage Pass-Through Certificates, Series 2000-2, of our report dated February 3, 2000, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999. We also consent to the reference to our Firm under the caption "Experts".

                                               /s/ PricewaterhouseCoopers LLP
                                               ------------------------------

June 26, 2000